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                                                                   EXHIBIT 23.01



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 2-88669, No. 33-13995, No. 33- 67940 and No.
33-72438) of Nashua Corporation of our report dated February 1, 1995, appearing on page 36 of this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page 42 of this Form 10-K.





Price Waterhouse LLP
Boston, Massachusetts
March 28, 1995